                                                                   Exhibit 10.14

                            FORM OF REVOLVING NOTE


$1,000,000.00                                               June 20, 2001


      SENETEK PLC, a corporation organized under the laws of England (the "Borrower"), hereby unconditionally promises to pay to the order of WALLINGTON
 --------
INVESTMENTS LIMITED, a corporation organized under the laws of the British Virgin Islands (the "Lender"), the principal sum of ONE MILLION DOLLARS
                     ------
($1,000,000.00) or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

      This is the Note referred to in that certain Revolving Credit Agreement (as amended from time to time the "Credit Agreement") dated as of June 20, 2001
                                   ----------------
between the Borrower and the Lender and evidences the Loans made by the Lender to the Borrower thereunder.

      All terms not defined herein shall have the meanings given to them in the Credit Agreement.

      Upon the occurrence of one or more Events of Default, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

      This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.


                          SENETEK PLC


                          By___________________________
                          Name:
                          Title: